Income tax	6 Months Ended
Jun. 30, 2016
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
7. Income tax

The Partnership is not subject to Marshall Islands corporate income taxes. The Partnership is subject to tax for earnings of its subsidiaries incorporated in Singapore, Indonesia, Cyprus and the UK. The income tax expense recorded in the consolidated and combined carve-out income statements was $501 and $59 for the three months ended June 30, 2016 and 2015, respectively, and $949 and $152 for the six months ended June 30, 2016 and 2015, respectively. For the three and six months ended June 30, 2016, the income tax expense largely related to the subsidiaries in Singapore and Indonesia. The income tax expense for the three and six months ended June 30, 2015 mainly related to the subsidiary in Singapore. The Singapore subsidiary’s taxable income mainly arises from internal interest income.